Phunware Announces 2019 Financial Results

AUSTIN, TX, March 30, 2020 (ORIGINAL: BUSINESS WIRE) – Phunware, Inc. (NASDAQ: PHUN) (the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its fiscal year ended December 31, 2019, and provided an update on recent business developments.

“Today we are pleased to share our trailing financial results for the Company, which included a dramatic year-over-year revenue transformation from one-time, non-recurring application transactions revenue to annual and multi-year recurring platform subscriptions and services revenue tied to the licensing and use of our Multiscreen-as-a-Service (MaaS) enterprise cloud platform for mobile,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. ”More importantly, and specific to the subsequent events and recent operational actions taken to address our go-forward business activities while the ongoing COVID-19 coronavirus pandemic continues to unfold worldwide, we have announced a $3 million structured debt financing to address our balance sheet and a furlough of 37 Phunware employees to address our cost structure during the existing governmental stay-in-place orders unique to our business facilities and operations in Central Texas, Southern California and Southern Florida.”
Full Year 2019 Financial Highlights
–Net revenues for the year totaled $19.2 million
–Platform subscriptions and services revenue were $17.2 million
–Gross margin was 52.9%
–Net loss was ($12.9) million
–Net loss per share was ($0.35)
–Non-GAAP adjusted EBITDA loss was ($10.2) million

“While we are releasing our full year financial results for last year as part of today’s announcement and filing requirements, our executive team, board and staff are extremely hyper-focused on our existing and pending activities for the current and future quarters in light of the realities that we and all other businesses face with the unknown macro and operating environment unique to COVID-19,” said Matt Aune, CFO of Phunware. “We are executing against our existing customer contracts and are aggressively pursuing new business opportunities where our mobile, cloud, big data and remote expertise intersects directly with the needs of our Fortune 1000 customers, including remote telehealth and telemedicine triage for healthcare patient capacity management, virtual rallies for political advocacy during a Presidential election year, remote work optimization for corporate campuses and social distance policy enforcement, communications and people and asset tracking for smart cities and government organizations at the local, state and federal level alike.”

Recent Business Highlights and Announcements

•Notable Strategic Announcements:
•Launched a National Ventilator Registry for Critical Medical Equipment Tracking in Response to COVID-19 Coronavirus Pandemic
•Announced a $3M Structured Financing Transaction for Issuance of Senior Convertible Notes

•Notable Customer and Partner Wins:
•Drove Digital Transformation for Global Destination Casino Resorts Operator
•Added Two Pediatric Healthcare Customers for Digital Front Door Deployments on Mobile
•Added First National Railway Customer for Mobile Corporate Campus Solution
•Partnered with Cisco Systems to Demonstrate Integrated Mobile Corporate Campus Solution at South by Southwest 2020
•Cisco Meraki Launched Phunware Location Based Services in Meraki Marketplace
•Added Top US Cancer Center as Mobile Digital Front Door Customer
•Announced New Customer Wins for Application Transactions
•Added One of the Nation’s Largest Health Systems to Enable Digital Front Door Deployments on Mobile
•Received AVIA’s Badge for Digital Front Door Mobile App

•Product Updates:
•Released Enhancements to Location Based Services Sample Code
•Launched Landmark Routing Functionality to Location Based Services
•Announced 2019 Product Deliveries and 2020 Roadmap for Multiscreen as a Service Platform
•Released New User Activity Audiences Capability to its Multiscreen as a Service Platform
•Announced 2019 Phun Ecosystem Deliveries and 2020 Roadmap
•Announced Knowledge Graph and Data Exchange Yield Strong Results for Ten Million User Mobile Application Portfolio

•Board and Advisory Board Appointments:
•Appointed Blythe Masters as Phunware Board Chair
•Appointed Wavemaker Partners’ Eric Manlunas to Board of Directors
•Appointed Wall Street Veteran Blythe Masters to Board of Directors
•Appointed Former CEO of T. Rowe Price's Global Investment Services Todd Ruppert to Advisory Board
•Appointed Wikipedia Co-Founder Larry Sanger to Advisory Board

•Conferences and Events:
•Presented at Austin’s Small Business Expo
•Phunware’s Executive Team Attended CES 2020 in Las Vegas

Transcript Information
A transcript will be made available today at 1:30pm Pacific / 3:30pm Central / 4:30pm Eastern discussing the Company’s financial results, product announcements and business highlights. The transcript will be accessible on the Phunware Investor Relations website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information
Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.
Everything You Need to Succeed on Mobile — Transforming Digital Human Experience
Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit www.phunware.com, www.phuncoin.com, www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Financial Results

Phunware, Inc.
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31, 2019	December 31, 2018
Assets
Current assets:
Cash	$276	$844
Accounts receivable, net	1,671	3,606
Prepaid expenses and other current assets	368	272
Total current assets	2,315	4,722

Property and equipment, net	24	66
Goodwill	25,857	25,821
Intangible assets, net	253	521
Deferred tax asset – long term	241	64
Restricted cash	86	5,500
Other assets	276	187
Total assets	$29,052	$36,881

Liabilities, redeemable convertible preferred stock, and stockholders’ equity
Current liabilities:
Accounts payable	$10,159	$9,890
Accrued expenses and other	4,035	3,028
Deferred revenue	3,360	2,629
PhunCoin deposits	1,202	—
Factored receivables payable	1,077	2,434
Short term notes payable – related party	—	1,993
Total current liabilities	19,833	19,974

Debt	1,105	—
Deferred tax liability	241	64
Deferred revenue	3,764	5,622
Deferred rent	83	17
Total liabilities	25,026	25,677

Commitments and contingencies
Redeemable convertible preferred stock, $0.0001 par value	—	5,377

Stockholders’ equity
Common stock, $0.0001 par value	4	3
Additional paid-in capital	128,008	118,062
Accumulated other comprehensive loss	(382)	(418)
Accumulated deficit	(123,604)	(111,820)
Total stockholders’ equity	4,026	5,827
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity	$29,052	$36,881

Phunware, Inc.
Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)
(Unaudited)

	Year Ended December 31,
	2019	2018
Net revenues	$19,150	$30,883
Cost of revenues	9,020	11,802
Gross profit	10,130	19,081
Operating expenses:
Sales and marketing	2,706	5,417
General and administrative	15,403	13,562
Research and development	4,333	6,965
Total operating expenses	22,442	25,944
Operating loss	(12,312)	(6,863)
Other income (expense):
Interest expense	(581)	(724)
Fair value adjustment for warrant liabilities	—	(54)
Impairment of digital currencies	—	(334)
Other income (expense)	27	(2,202)
Total other expense	(554)	(3,314)
Loss before taxes	(12,866)	(10,177)
Income tax (provision) benefit	(5)	374
Net loss	(12,871)	(9,803)
Cumulative translation adjustment	36	(71)
Comprehensive loss	$(12,835)	$(9,874)

Loss per share, basic and diluted	$(0.35)	$(0.38)

Weighted-average common shares used to compute loss per share, basic and diluted	36,879	25,556

Phunware, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2019	2018
Operating activities
Net loss	$(12,871)	$(9,803)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	59	62
Loss on sale of digital currencies	4	21
Bad debt expense	114	167
Amortization of acquired intangibles	268	372
Change in fair value of warrants	—	1,329
Impairment of digital currencies	—	334
Stock-based compensation	1,784	450
Deferred income taxes	—	(387)
Changes in operating assets and liabilities:
Accounts receivable	1,817	2,439
Prepaid expenses and other assets	184	15
Accounts payable	740	4,156
Accrued expenses	1,133	(5,789)
Deferred revenue	581	42
Net cash used by operating activities	(6,187)	(6,592)

Investing activities
Proceeds received from sale of digital currencies	88	913
Payments for note receivable	—	(536)
Capital expenditures	(18)	—
Net cash provided by investing activities	70	377

Financing activities
Proceeds from convertible notes	1,105	—
Proceeds from PhunCoin deposits	212	—
Net (repayments) proceeds from factoring agreement	(1,357)	618
Proceeds from common stock subscriptions, net of issuance costs	—	5,448
Proceeds from warrant exercises	6,092	—
Proceeds from exercise of options to purchase common stock	287	152
(Redemptions, dividend payments) and issuances of Series A convertible preferred stock	(6,240)	6,000
Proceeds from Business Combination	—	98
Net cash provided for financing activities	99	12,316

Effect of exchange rate on cash and restricted cash	36	(65)
Net (decrease) increase in cash and restricted cash	(5,982)	6,036
Cash and restricted cash at the beginning of the period	6,344	308
Cash and restricted cash at the end of the period	$362	$6,344

Supplemental disclosure of cash flow information
Interest paid	$603	$712
Common stock issuances from subscription payable	$—	$3,243
Warrants issued in conjunction with Reverse Merger and Recapitalization	$—	$1,106
Issuance of common stock for payment of bonus and legal fees	$562	$—
Waiver of sponsor promissory note originally issued in conjunction with Reverse Merger and Recapitalization	$1,993	$—

Non-GAAP Financial Measures and Reconciliation

Adjusted Net Revenues and Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). It is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net revenues or net income (loss), as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted Net Revenues and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Adjusted Net Revenues and Adjusted EBITDA do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate Adjusted Net Revenues or Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations to Adjusted Net Revenues and Adjusted EBITDA by relying primarily on its GAAP results and using Adjusted Net Revenues and Adjusted EBITDA only for supplemental purposes. Adjusted Net Revenues and Adjusted EBITDA include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Phunware, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Year Ended December 31,
	2019	2018
	(in thousands)
Net revenues	$19,150	$30,883
Less: One-time revenue adjustments	—	(8,428)
Adjusted net revenues	$19,150	$22,455

	Year Ended December 31,
	2019	2018
	(in thousands)
Net loss	$(12,871)	$(9,803)
Add back: Depreciation and amortization	328	434
Add back: Interest expense	581	724
Add back/less: Income tax (expense) benefit	5	(374)
EBITDA	(11,957)	(9,019)
Less: One-time revenue adjustments	—	(8,428)
Add Back: Stock-based compensation	1,784	450
Adjusted EBITDA	$(10,173)	$(16,997)

Phunware, Inc.
Supplemental Information
(In thousands)
(Unaudited)

	Year Ended December 31,
	2019	2018
	(in thousands)
Platform subscription and services	$17,243	$19,409
Less: One-time revenue adjustments	-	(2,106)
Adjusted platform subscription and services	$17,243	$17,303
Application transactions	$1,907	$11,474
Less: One-time revenue adjustments	-	(6,322)
Adjusted application transactions	$1,907	$5,152
Net revenues	$19,150	$30,883
Less: One-time revenue adjustments	-	(8,428)
Adjusted net revenues	$19,150	$22,455

PR & Media Inquiries:
Lauren Beaubien
lbeaubien@phunware.com
T: (303) 434-1133
Investor Relations:
Brendhan Botkin
bbotkin@phunware.com
T: (512) 394-6837